Exhibit 99.1

Kendle on the move August 2005

Safe Harbor Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management's expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company's ability to manage growth and to continue to attract and retain qualified personnel, the Company's ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company's filings with the Securities and Exchange Commission.

Kendle Vision

Kendle Vision On the path to shareholder value; striving to outperform the CRO sector Platform for growth Clear imperatives and organizational realignment have accelerated recovery Percentage sales growth in 2004 tripled the reported industry average Future challenges Return to double-digit operating margin in 2005 Break through the $500M revenue threshold, moving up in the global ranking Significantly accelerate growth of market share in Kendle core competency areas

The Path to Shareholder Value Continued future growth Clinical Development Phase I - IV Accelerated organic growth Recovery Commercialization Pre-clinical Competency Broader acquisition strategy Adjacent acquisitions Share growth Phase I - IV Imperatives Organizational realignment Longer term Mid term Today Yesterday $1000M $500M $200M <$200M Timing Indicative revenue

Market Benchmarks

2003 Strong Growth in Gross Sales $Million Q1 Q2 Q3 Q4 70 70 58 53 53 47 55 33 73 80 2004 2005 +38% +38%

Strong Growth in Net Sales $Million 63 62 53 51 38 36 53 21 66 70 2003 2004 2005 Q1 Q2 Q3 Q4 +29% +32%

Net Book-to-Bill Ratio 0.5 0.6 0.7 0.8 0.9 1 1.1 1.2 1.3 1.4 1.5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2004 2005 2003 Peer Group Kendle *Peer Group includes PPD, Parexel, PRA and ICON. Note PRA is included in 2004 and 2005

Growth in Net Revenues Peer* Group Kendle 12.7% 16.9% Q1 2005 * Peer Group includes PPD, Parexel, PRA and ICON. Peer* Group Kendle 12.8% 21.2% Q2 2005 Peer* Group Kendle 10.6% 10.7% 2004

Operating Margin Comparison Peer* Group Kendle 14.4% 6.0% Q1 2005 * Peer Group includes PPD, Parexel, PRA and ICON. Peer* Group Kendle 11.8% 7.3% Q2 2005 Peer* Group Kendle 13.4% 3.9% 2004

Growth Indicators

Growth in Number of RFPs Received +14% 2004 2003 Large $ value awards 2005 +28% -14.4%

Improvement in Quality and Value of RFPs Growth in quality and alignment of RFPs to Kendle core competencies Q1 '05 vs. Q1 '04 and Q2 '05 vs. Q2 '04 Total RFPs Service Brand RFPs Multiple Service RFPs

Growth in Customer MSAs Versus Prior Year 2003 2004 More strategic relationships leading to win/win efficiencies +26% +42%

Performance Where it Counts

Kendle Project Leader Project Leadership at Kendle Enhanced Communication Proactive Solution Focus Direct Access to Senior Management Full Accountability Winner of Pharmaceutical Times Project Team of the Year, 2005

Staying Ahead of the Industry Trend Oncology CNS Leadership within therapeutic areas: Adjunctive therapy in Oncology Inflammation development experience best in class Suite of Respiratory studies Delivery of challenging studies e.g: pediatric GERD Therapeutic expertise Project portfolio aligned with industry clinical development priorities 1st 2nd

Strong Business Mix in Q2 2005 Top five customers represented 34% of revenue and 51% of gross sales Revenue distribution 56% North America, 40% Europe and 4% Asia-Pacific Biotech represented approximately one-third of new business awards Awards in Oncology and CNS therapy areas showing growth above target Interest in Late Phase programs accelerating Phase I Unit in Europe benefiting from the molecule bulge and the local regulatory environment Increasing multi-service Phase II/III requests (leveraging new geographies)

Key Issues and Solutions

1. Translating Strong Backlog Into Results Operating Margin Leveraging SGA Preferred Customer Efficiencies Process Improvement 10% 14%

2. Punching More Than Our Weight New geography offers new capacity - Romania, Bulgaria, Peru (2004) and India, South Africa (2005) Geographic expansion targets for review include LA, CEE as a priority and Asia-Pacific as secondary opportunity Acquisition opportunities to focus on adjacencies aligned with core Phase I-IV business Areas under review include ECG, Phase I US and Bioanalytical

NET SERVICE REVENUES* OPERATING INCOME* OPERATING MARGIN DILUTED EARNINGS PER SHARE NORTH AMERICAN REVENUE % Financial Results THREE MONTHS ENDED June 30 2005 2004 $41,217 $287 0.6% $0.02 59% $49,965 $3,652 7.3% $0.10** 56% *(000s) **Includes one-time, non-cash charge to reflect the write-off of deferred state income tax assets. Excluding the non-cash charge, diluted EPS was $0.19

NET SERVICE REVENUES* OPERATING INCOME* OPERATING MARGIN DILUTED EARNINGS PER SHARE NORTH AMERICAN REVENUE % Financial Results SIX MONTHS ENDED June 30 2005 2004 $82,003 $983 1.2% $0.07 60% $97,652 $6,501 6.7% $0.26** 56% *(000s) **Includes one-time, non-cash charge to reflect the write-off of deferred state income tax assets. Excluding the non-cash charge, diluted EPS was $0.35

Financial Highlights Q2 2005 OPERATING CASH FLOW CASH AND AVAILABLE-FOR-SALE SECURITIES WORKING CAPITAL TOTAL ASSETS CREDIT FACILITY DEBT SHAREHOLDERS' EQUITY $3.1 million $29.9 million $45.3 million $156.0 million $5.5 million $104.8 million

2005 Guidance 2004 2005 est Growth Net Service Revenue* $172.9 $200 - $210 15.7% - 21.5% Pro forma EPS** $0.25 $0.79 - $0.84 216.0% - 236.0% * Millions ** Pro forma EPS excludes gain on debt extinguishment from both years, severance costs associated with workforce re-alignment in 2004 and write-off of state income tax deferred assets in 2005

Why Invest in Kendle? Significant improvement - Q2 2005 vs. Q2 2004 New business awards of $80 million, up 38 percent Total business authorizations of $273 million, up nearly 33 percent Net service revenues of $50 million, up 21 percent EPS of $0.10 per share, up 400 percent Continued strong cash flow Named to New Russell Microcap(tm) Index

Stock performance

Key Performance Indicators 2004 Q1 2005 Q2 2005 New Revenue Growth Kendle 10.7% 16.9% 21.2% Peer Group 9.9% 13.5% 14.3% Operating Margin Comparison Kendle 3.9% 6.0% 7.3% Peer Group 13.5% 14.4% 12.1% Growth in Backlog Kendle 31.1% 32.0% 32.5% Peer Group 20.6% 18.8% 17.0% Net Book to Bill Kendle 1.32 1.38 1.40 Peer Group 1.18 1.19 1.22 * Peer Group includes PPD, Parexel, PRA and ICON.